Exhibit 10.2

FIRST AMENDMENT
TO
REGISTRATION RIGHTS AGREEMENT
DATED AS OF APRIL 22, 2014
BY AND AMONG
VICTORY ELECTRONIC CIGARETTES CORPORATION,
AND
THE PURCHASERS LISTED ON EXHIBIT A

THIS FIRST AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT DATED AS OF APRIL 22, 2014 BY AND AMONG VICTORY ELECTRONIC CIGARETTES CORPORATION, AND THE PURCHASERS LISTED ON EXHIBIT A (the “First Amendment to the Registration Rights Agreement”) is entered into as of June [__], 2014, by and between Victory Electronic Cigarettes Corporation, a Nevada corporation (the “Company”) and [___________________] (“[___]” or the “Purchaser”).

RECITALS

A.  On April 22, 2014, the Company executed and delivered to Purchaser a certain 6% Senior Convertible Note (the “Original Senior Convertible Note”) in the original principal amount of $24,175,824, the Company, [___] executed and delivered this Securities Purchase Agreement (as amended by that certain First Amendment to the Securities Purchase Agreement, dated June __, 2014, the “Securities Purchase Agreement”) and a Registration Rights Agreement, dated April 22, 2014 (the “Registration Rights Agreement”);

B. The Company and [___] entered into an amendment to the Original Senior Convertible Note on the date hereof pursuant to that certain First Amendment to Victory Electronic Cigarette Corporation 6% Senior Note (the “Note Amendment”).

C. In connection with the foregoing, the parties hereto therefore agree in accordance with Section 6(e) of the Registration Rights Agreement as follows:

NOW, THEREFORE, in consideration of the recitals, the mutual promises, and agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.1  Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings given such terms in the Securities Purchase Agreement.

2.1  Amendments to the Registration Rights Agreement.  The Registration Rights Agreement is hereby amended as follows:

(a) The definition of “Effectiveness Date” set forth in Section 1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Effectiveness Date” means, with respect to the Initial Registration Statement required to be filed hereunder, the 90th calendar day following the Filing Date,, and with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the 90th calendar day following the date on which an additional Registration Statement is required to be filed hereunder; provided, however, that in the event the Company is notified by the Commission that one or more of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates otherwise required above, provided, further, if such Effectiveness Date falls on a day that is not a Trading Day, then the Effectiveness Date shall be the next succeeding Trading Day.

(c)           The definition of “Filing Date” set forth in Section 1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Filing Date” means, with respect to the Initial Registration Statement required hereunder, the 45th calendar day following the date of this Agreement, subject to underwriter approval should the Company be involved in an underwritten public offering and if such approval is not granted then Filing Date means the 45th calendar day following the closing date of such underwritten public offering,and, with respect to any additional Registration Statements which may be required pursuant to Section 2(c) or Section 3(c), the earliest practical date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.  Notwithstanding the above, the Filing Date will not be prior to such date that the registration rights granted pursuant to any existing Registration Rights Agreements of the Company have been satisfied.

(c)           The definition of “Notes” set forth in Section 1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Notes” means the Company’s 6% Senior Convertible Notes issued pursuant to the Purchase Agreement, as amended pursuant to that certain First Amendment to the Securities Purchase Agreement, dated June __, 2014, by and between the Company and [_____________], and that certain First Amendment to Victory Electronic Cigarettes Corporation 6% Senior Convertible Note (the “Note Amendment”), dated June __, 2014, by and among the Company and [_______________].

(d)           The definition of “Registrable Securities” set forth in Section 1 of the Registration Rights Agreement is hereby amended and restated in its entirety as follows:

“Registrable Securities” means, as of any date of determination, (a) all of the Conversion Shares or other Common Shares issued or issuable under the Notes at any given time, and (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written opinion letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable as a dividend upon which, such securities were issued or are issuable, were at no time held by any Affiliate of the Company), as reasonably determined by the Holder, upon the advice of counsel to the Holder.

4.1	Registration Rights Agreement in Full Force and Effect.

Except as specifically amended herein, the Registration Rights Agreement shall remain unmodified and in full force and effect.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the parties hereto have duly executed the First Amendment to the Securities Purchase Agreement as of the day and year first above written.

VICTORY ELECTRONIC CIGARETTES CORPORATION

By:
Name:
Title:

[________________]

By:
Name:
Title: